FINANCIAL INVESTORS TRUST

Grandeur Peak Global Stalwarts Fund
Grandeur Peak International Stalwarts Fund
Grandeur Peak Global Micro Cap Fund
(the “Funds”)

Supplement dated July 2, 2015 to the Funds’ Prospectus and Statement of Additional Information dated June 29, 2015

As of the date of this Supplement, shares of the Funds are not currently being offered for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.  YOU MAY DISCARD THIS SUPPLEMENT ONCE SHARES OF THE FUNDS ARE OFFERED FOR SALE.